SUPPLEMENT TO FIDELITY'S CALIFORNIA MUNICIPAL FUNDS APRIL 17, 1998
PROSPECTUS
The following information replaces similar information found in the "Who May Want to Invest" section on page 4.
These funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and California income taxes. Each fund's level of risk and potential reward depend on the quality and maturity of its investments. The money market funds are managed to keep their share prices stable at $1.00. The bond fund, with its broader range of investments, has the potential for higher yields, but also carries a higher degree of risk.
Spartan California Municipal Income is a non-diversified fund. Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.
The following information replaces similar information found in the "Charter" section on page 12.
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Fidelity California Municipal Money Market Fund and Spartan California Municipal Money Market Fund are diversified funds of Fidelity California Municipal Trust II. Spartan California Municipal Income Fund is a non-diversified fund of Fidelity California Municipal Trust. Both trusts are open-end management investment companies. Fidelity California Municipal Trust II was organized as a Delaware business trust on June 20, 1991. Fidelity California Municipal Trust was organized as a Massachusetts business trust on April 28, 1983. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
   The following information replaces similar information found in the Charter section under the heading "FMR and Its Affiliates" beginning on page 15.
   Christine Thompson is Vice President and manager of Spartan California Municipal Income, which she has managed since July 1998. She also manages several other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior analyst and portfolio manager.
The following information replaces similar information found in the "Securities and Investment Practices" section under the heading "Diversification" on page 19.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry or type of project. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: Spartan California Municipal Income is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, the fund does not invest more than 25% of its total assets in the securities of any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in the securities of any one issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
With respect to 75% of its total assets, each money market fund may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities or to securities of other money market funds.
Each fund may invest more than 25% of its total assets in tax-free securities that finance similar types of projects.